HEARTLAND GROUP, INC.

Heartland Select Value Fund

Investor (HRSVX)

Institutional (HNSVX)

Supplement dated September 28, 2020 to the

Prospectus and Statement of Additional Information, each dated May 1, 2020,

as supplemented

On September 28, 2020, the shareholders of the Heartland Select Value Fund (the “Select Value Fund”), a series of Heartland Group, Inc. (the “Company”), approved the reorganization of the Select Value Fund into the Heartland Mid Cap Value Fund (the “Mid Cap Value Fund”), also a series of the Company (the “Reorganization”).

At the time of the Reorganization, shareholders of the Select Value Fund will become shareholders of the Mid Cap Value Fund, receiving shares of the applicable class of the Mid Cap Value Fund equal in value to the corresponding class of shares of the Select Value Fund held immediately prior to the Reorganization. After the Reorganization is complete, the Select Value Fund will be liquidated. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Reorganization is expected to close on or about October 19, 2020.

Purchases with respect to the Select Value Fund will be permitted through the close of business on October 16, 2020.

This Supplement should be retained with your Prospectus
and Statement of Additional Information for future reference.

The date of this Supplement is September 28, 2020